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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 18, 2000

                             EQK Realty Investors I
               (Exact Name of Registrant as Specified in Charter)

        Massachusetts                  1-8815                   23-2320360
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                 2810 Spring Road, Suite 106, Atlanta, GA 30339
               (Address of Principal Executive Offices) (Zip Code)

                                 (770) 433-9400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         In March, 2000, EQK Realty Investors I (the "Trust") filed an application in the Bankruptcy Court with jurisdiction over its pending bankruptcy proceedings for authority to employ Deloitte & Touche LLP ("Deloitte") as auditors, accountants, and tax consultants. Certain parties in interest filed objections in the Bankruptcy Court to such employment and Deloitte subsequently requested that the Trust withdraw its application to retain Deloitte. On June 5, 2000, the Trust filed its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and included in Item 9 statements indicating that the Trust filed a praecipe on May 18, 2000 to withdraw the Deloitte employment application and, accordingly, that Deloitte had ceased acting as the Trust's independent public accountants. The Trust has not replaced Deloitte. Deloitte's reports on the Trust's financial statements for the fiscal years ended December 31, 1998 and December 31, 1997 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte's report on the Trust's

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financial statements for the fiscal year ended December 31, 1998 includes an explanatory paragraph indicating that there is substantial doubt about the Trust's ability to continue as a going concern. Deloitte did not audit the Trust's financial statements for the fiscal year ended December 31, 1999.

         During the Trust's last two fiscal years ended December 31, 1998 and the subsequent intervening period to the date hereof, there were no disagreements between the Trust and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         The Trust has requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated July 7, 2000, is filed as
Exhibit 99 to this Form 8-K.

         None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Trust within the two fiscal years ended December 31, 1998 and the subsequent intervening period to the date hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Inapplicable.

         (b)   Inapplicable.

         (c)   Exhibit 99 - Letter addressed to Securities and
               Exchange Commission from Deloitte & Touche LLP dated
               July 7, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigning, thereunto duly authorized.

                                       EQK Realty Investors I
                                       (Registrant)

Date:  July 7, 2000                    By: /s/ David H. Crumpton
                                           ---------------------------
                                           David H. Crumpton
                                           Vice President


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                                Index to Exhibits
                                -----------------

No.                Description
---                -----------

99 Letter addressed to Securities and Exchange Commission from Deloitte & Touche LLP dated July 7, 2000.